Long Term Debt	3 Months Ended
Mar. 31, 2017
Debt Disclosure
Long Term Debt

6. Long-Term debt

On December 28, 2016, the Company entered into a loan and security agreement (the “Loan Agreement”) with Oxford Finance LLC (“Oxford”) and Horizon Technology Finance Corporation (“Horizon”). The Loan Agreement provided for a $40 million credit facility, of which $20 million was borrowed initially. Under the Loan Agreement, the Company has access to two additional tranches of $10 million each, which would be available to the Company subject to the achievement of certain specified milestones.

The borrowings pursuant to the Loan Agreement mature after 48 months. The Loan Agreement provides for interest-only payments initially for the first 18 months of the loan followed by an amortization period of 30 months, a final payment fee equal to 8% of the amount borrowed, and interest payable at an annual rate equal to the sum of 8.22% plus the greater of 0.53% or the 30-day US LIBOR rate. The credit facility provides that if the Company satisfies certain milestones and borrows the final $10 million tranche, the interest-only period would be extended by an additional six months and the amortization period would be 24 months. The Company has granted a security interest in substantially all of its existing assets and assets acquired by the Company in the future, including intellectual property. The Loan Agreement contains facility and prepayment fees, and customary affirmative and negative covenants, including a financial covenant regarding minimum amounts of net revenue and events of default and restricts the payment of cash dividends.  The Loan Agreement contains a material adverse change clause whereby a material adverse change in the Company’s business, operations or financial condition would be considered an event of default whereby the lenders could declare all amounts under the Loan Agreement as immediately due and payable. We incurred $1.3 million in debt discounts and $0.3 million of debt issuance costs relating to this Loan Agreement which have been recorded as a reduction to the long-term debt. These amounts will be amortized over the outstanding period of the debt to interest expense using the effective interest rate method.

In connection with the execution of the Loan Agreement, we issued warrants to the Lenders to purchase an aggregate of 428,571 ordinary shares at an exercise price equal to $2.45 per share. The warrants are immediately exercisable and expire after ten years. We accounted for these warrants as equity, and the fair value was recorded into APIC.

On March 31, 2017 we entered into an amendment to the Loan Agreement that was made effective as of January 27, 2017 and provided for an extension to the dates by which the Company’s Swedish subsidiary was required to enter into security documents granting security interests on certain of its assets in favor of Oxford, as collateral agent for the Lender, and to increase the amount of debt the Company can incur under, and the amount of cash collateral it can provide for purposes of, its corporate credit card program from $100,000 to $250,000.  In connection with the amendment, the Company paid $150,000 to the Oxford Finance LLC ("Oxford") and Horizon Technology Finance Corporation ("Horizon") (collectively, the “Lenders”). The $150,000 was recorded as additional debt discount cost and will be amortized as an adjustment of interest expense over the remaining term of the Loan.

Future principal payments due under the Loan Agreement are as follows (in thousands):

Principal
Payments

2017	$—
2018	4,000
2019	8,000
2020	8,000
Total future payments	$20,000